UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 737 787-7906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2025, FTC Solar, Inc. (the "Company") issued a press release regarding its financial results for the second quarter ended June 30, 2025. A copy of the Company's press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report under this Item 2.02 and the exhibit furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2025, the Company also announced that Mr. Dean Priddy, a member of the Board of Directors of the Company has stepped down from the Board, effective August 4, 2025. Mr. Priddy was Chair of the Board's Audit Committee and had also served on the Compensation Committee and Nominating and Governance Committee of the Board. Mr. Priddy's resignation was due to his retirement and was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In addition, the Company announced that Mr. Tony Alvarez, who had served as a Board Observer since July 2023, has been appointed as an Independent Director, effective August 5, 2025, and will replace Mr. Priddy as Chair of the Company's Audit Committee. Mr. Alvarez will serve as a Class III director with a term of office expiring at the 2027 annual meeting of the stockholders of the Company or upon his earlier death, resignation, retirement, disqualification or removal.

In connection with the appointment, Mr. Alvarez will enter into an indemnification agreement with the Company in substantially the same form as the Company has entered into with its other directors.

There is no arrangement or understanding between Mr. Alvarez and the Company or any other person pursuant to which he was appointed as a director. As of the date of the appointment, Mr. Alvarez has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date:	August 5, 2025	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer